CONTEXT CAPITAL FUNDS

(the “Trust”)

Context Macro Opportunities Fund

Context Strategic Global Equity Fund

Supplement dated May 30, 2017 to the Statement of Additional Information dated May 1, 2017

Effective immediately, the first paragraph under “I. Portfolio Holdings” on page 44 of the Statement of Additional Information is hereby deleted and replaced with the following:

A complete listing of quarter end portfolio holdings for the Funds is available to the public on the Funds’ website (www.contextam.com/fund) 10 calendar days after each quarter end. To find each Fund’s portfolio holdings information, click on “Portfolio Holdings” under the “Resources” section for each Fund. The same information is also available by contacting the Trust at 844-511-9653.

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.